Operational Update
August 25, 2009

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This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statements concerning developments, performance or industry rankings; and any statements of assumptions underlying any of the foregoing. Although we believe that the expectations set forth in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments; geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including the
Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this presentation and the associated press release. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws.
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC’s guidelines strictly prohibit the Company from including in filings with the
SEC. Investors are urged to consider closely the disclosure in the Company’s 2008 Form 10-K.

Forward-Looking Statements

• Oil & Gas Production
• Assets under Construction
 Update
• Contracting Services
• Questions & Answers
Presentation Outline
Pipeline to PLET welding for ENI Longhorn

EWING BANK
MISSISSIPPI CANYON
GREEN CANYON
ATWATER VALLEY
EAST BREAKS
ALAMINOS CANYON
GARDEN BANKS
KEATHLEY CANYON
WALKER RIDGE
LUND
N

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▪ Noonan Gas Production
 ▪ Sea Robin pipeline - additional hurricane damage discovered by operator
 ▪ Current estimate for Sea Robin pipeline return to service: November 1, 2009
 ▪ ±40 mmcfe/day (net) of production curtailed
▪ Q3 GOM production rates affected by a variety of mechanical issues:
 ▪ East Cameron 339/346 (±14mmcfe/d) pipeline leak
 ▪ High Island 557 (±5 mmcfe/d) HIOS compressor fire (production resumed)
 ▪ East Cameron 346 (±11 mmcfe/d) due to a production tubing failure
 ▪ Main Pass 233 (±5 mmcfe/d) subsea flow line plug
 ▪ These issues expected to be resolved by the beginning of Q4
▪ Current Q3 production estimate: 8.5-9.5 bcfe (assuming no hurricane disruption)
▪ Current 2009 production estimate: 43-47 bcfe (assuming no hurricane disruption)
Oil & Gas Production

▪ Danny production
 ▪ Pipeline welding underway at our new
 Ingleside spool base
 ▪ Express pipelay vessel to install pipeline -
 estimated start date of Oct. 1, 2009
 ▪ Estimated first production expected
 to occur Q1, 2010
▪ Phoenix production
 ▪ Helix Producer 1: installation of production
 modules - expected completion Q1, 2010
 ▪ Remaining subsea infrastructure to be
 performed by internal assets
 ▪ Estimated first production to occur Q2, 2010
Oil & Gas Production
 Combined initial flow rates of ±100 mmcfe/day with ~80% oil

Vessels Under Construction
Caesar
• Thrusters and engines have been
 commissioned.
• Living quarters being used
• Commissioning of cranes and
 pipelay systems is progressing well
• Incline test completed successfully
• Sea trials in China scheduled for
 September
• Transits to Gulf of Mexico in Q4
Well Enhancer
• All marine tests have been
 completed
• Vessel to leave Rotterdam this
 week for offshore well intervention
 tower operational tests
• Vessel expected to start work as
 well intervention vessel in UK North
 Sea sector in September
Progressing as planned

Vessels Under Construction - Continued
Helix Producer I
• Fabrication of production modules foundation
 and installation of external thrusters and turret
 porches and supports ongoing
• Review of engineering and plans by Lloyds and
 USGC is continuing
• Installation of 2,500 te. production modules to
 start in October when foundations in place and
 yard heavy cranes and access available
• Expect deployment in Phoenix field
 in second quarter of 2010
Progressing as planned
Production Modules
DTS

- New shore base facility in Ingleside,Texas fully operational
  - Pipe stalk length 5,230 feet
  - 300' x 700'slip can accommodate two Helix Subsea Construction vessels side by side
- Welding of Helix Danny 36-mile 8 x 12-inch pipe-in-pipe began early August

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Contracting Services
Aerial view of Ingleside Shore Base
Helix Danny pipe welding
Automated pipe tension system

▪ Market conditions have softened, as expected
▪ Some reallocation of vessels to internal use
 ▪ Express - installation of Danny pipeline (Q4)
 ▪ Intrepid - installation of Phoenix subsea
 infrastructure (2009, 2010)
 ▪ Q4000, Intrepid - some usage for ERT P & A
 activity
▪ Express presently in shipyard in Spain for 30
 - months regulatory dry-dock, and as scheduled,
 will transit to GOM in early September for Danny
 pipeline installation
Contracting Services - Continued
Canyon Trencher ROV mobilization